UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 17, 2012

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Other Interest Agreement

As previously announced, on December 2, 2011, ERP Operating Limited Partnership (“ERP”) entered into an Other Interest Agreement (the “Other Interest Agreement”) with certain affiliates of Bank of America Corp. and Barclays PLC (together, the “Sellers”), pursuant to which, at any time from January 20, 2012 through and including February 19, 2012 (the “Exercise Period”), ERP is entitled, but not obligated, to exercise its right to acquire the remaining 26.5% interest held by the Sellers (the “Other Interests”) in various entities affiliated with Archstone, a privately-held owner, operator and developer of multifamily apartment properties (the “Archstone Entities”), in exchange for total consideration equal to or greater than $1,325,000,000 in cash, such price to be determined by ERP in its sole discretion.

On February 17, 2012, ERP and the Sellers entered into the First Amendment to Other Interest Agreement (the “Amendment”) extending the Exercise Period for an additional 60-day period through April 19, 2012 (the “Extended Exercise Period”) and increasing the total minimum consideration to be paid by ERP to the Sellers upon the exercise of its rights under the Other Interest Agreement to an amount equal to or greater than $1,485,000,000. If exercised, the acquisition by ERP of the Other Interests will be on substantially the same terms and conditions as set forth in the previously-terminated Interest Purchase Agreement, dated as of December 2, 2011, among ERP and the Sellers, including being subject to exercise by Lehman Brothers Holdings Inc. and certain of its affiliates (collectively, “Lehman”) of Lehman’s right of first offer to acquire the Other Interests (the “ROFO Right”). In the event that Lehman exercises its ROFO Right with respect to the Other Interests and purchases the Other Interests pursuant to that exercise, however, then ERP will be entitled to a breakup fee equal to $80,000,000 (the “Break-up Fee”) to be paid by the Sellers. In certain limited circumstances, ERP is obligated to repay the Break-up Fee to the Sellers if it acquires interests in the Archstone Entities after its receipt of the Break-up Fee.

The Amendment also provides that, in certain circumstances, if ERP acquires interests in the Archstone Entities for consideration higher (on a pro rata basis) than the amounts received by the Sellers in connection with the Sellers’ sale of their Other Interests to ERP or to Lehman following Lehman’s exercise of its ROFO Right, then ERP will be required to compensate the Sellers in a manner that generally treats the Sellers as if they had sold the Other Interests at the higher consideration paid by ERP in the subsequent transaction.

Other Matters

Certain affiliates of the Sellers have performed investment banking, commercial banking and advisory services for ERP and its affiliates from time to time for which they have received customary fees and reimbursement of expenses. Certain affiliates of the Sellers may, from time to time, engage in transactions with and perform services for ERP in the ordinary course of their business for which they will receive customary fees and reimbursement of expenses. In addition, certain of the Sellers or their affiliates are lenders, and in some cases agents or arrangers for the lenders, under ERP’s unsecured revolving credit facility and certain other credit facilities.

The foregoing description of the Other Interest Agreement, as amended by the Amendment, is not complete and is subject to and qualified in its entirety by reference to the Other Interest Agreement and the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On February 21, 2012, Equity Residential issued a press release announcing the execution of the Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Residential or ERP under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that ERP or Equity Residential may make, including statements about the benefits of the acquisition of any interests in the Archstone Entities, may contain forward-looking statements that involve numerous risks and uncertainties. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the acquisition, the management of ERP’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Equity Residential and ERP on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on Equity Residential’s or ERP’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Equity Residential, ERP nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond ERP’s and Equity Residential’s control. These factors include, at a minimum: any determination regarding the exercise of ERP’s rights under the Other Interest Agreement as amended by the Amendment; any exercise by Lehman of its right of first offer; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the acquisition for other reasons; changes in laws or regulations; failure of the investment in the Archstone Entities to perform as expected, even in the event an acquisition is consummated; inability to influence the operations and control of the Archstone Entities following consummation of any such acquisition; and changes in general economic conditions. ERP and Equity Residential undertake no obligation (and expressly disclaim any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information, please refer to ERP’s and Equity Residential’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
10.1	First Amendment to Other Interest Agreement, dated February 17, 2012, by and among ERP Operating Limited Partnership, BIH ASN LLC, Archstone Equity Holdings Inc., Bank of America, N.A. and Banc of America Strategic Ventures, Inc.

99.1	Press Release dated February 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: February 21, 2012	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Executive Vice President and Chief Financial Officer

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: February 21, 2012	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Executive Vice President and Chief Financial Officer